UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2022
PennantPark Floating Rate Capital Ltd. (Exact name of registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	814-00891 (Commission File Number)	27-3794690 (IRS Employer Identification Number)

1691 Michigan Avenue, Suite 500 Miami Beach, Florida (Address of Principal Executive Offices)	33139 (Zip Code)

(212) 905-1000 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	PFLT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 15, 2022, PennantPark Floating Rate Funding I, LLC, a wholly-owned subsidiary of PennantPark Floating Rate Capital Ltd., entered into the First Amendment (the “First Amendment”) to its Revolving Credit and Security Agreement (the “Credit Facility”) with Truist Bank, as administrative agent, and the other lenders and parties thereto. In connection with the First Amendment, the size of the Credit Facility was upsized from $300 million to $366 million. The First Amendment amended certain provisions of the Credit Facility to, among other things, replace the LIBOR benchmark provisions with SOFR benchmark provisions, including the applicable credit adjustment spread. Except as amended by the First Amendment, the Credit Facility remains in full force and effect.

The foregoing descriptions of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On September 21, 2022, PennantPark Floating Rate Capital Ltd. issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of such section. The information in this report on Form 8-K shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Act, or under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1

First Amendment to Revolving Credit and Security Agreement, dated September 15, 2022, among PennantPark Floating Rate Funding I, LLC, PennantPark Investment Advisers, LLC, the lenders from time to time party thereto, Truist Bank, as administrative agent and swingline lender, U.S. Bank National Association, as collateral agent, custodian, collateral administrator and backup collateral manager

99.1	Press Release of PennantPark Floating Rate Capital Ltd. dated September 21, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2022	PennantPark Floating Rate Capital Ltd. By: /s/ Richard T. Allorto, Jr. Name: Richard T. Allorto, Jr. Title: Chief Financial Officer & Treasurer